Exhibit C

Joint Filing Statement

I, the undersigned, hereby express my agreement that the attached Schedule 13D (and any amendments thereto) relating to the beneficial ownership by the undersigned of the equity securities of TCR2 Therapeutics Inc. is filed on behalf of each of the undersigned.

Date: March 4, 2019

MPM BIOVENTURES 2014, L.P.

By:	MPM BioVentures 2014 GP LLC,
its General Partner
By:	MPM BioVentures 2014 LLC,
Its Managing Member

By:	/s/ Luke Evnin
Name:	Luke Evnin
Title:	Managing Director

MPM BIOVENTURES 2014 (B), L.P.

By:	MPM BioVentures 2014 GP LLC,
its General Partner
By:	MPM BioVentures 2014 LLC,
Its Managing Member

By:	/s/ Luke Evnin
Name:	Luke Evnin
Title:	Managing Director

MPM ASSET MANAGEMENT INVESTORS BV 2014 LLC

By:	/s/ Howard Rubin
Name:	Howard Rubin
Title:	Director

MPM ASSET MANAGEMENT LLC

By:	/s/ Luke Evnin
Name:	Luke Evnin
Title:	Member

MPM BIOVENTURES 2014 GP, LLC

By:	MPM BioVentures 2014 LLC,
Its Managing Member

By:	/s/ Luke Evnin
Name:	Luke Evnin
Title:	Managing Director

MPM BIOVENTURES 2014 LLC

By:	/s/ Luke Evnin
Name:	Luke Evnin
Title:	Managing Director

MPM SUNSTATES FUND, L.P.

By:	MPM SunStates GP LLC,
its General Partner

By:	MPM SunStates GP Managing Member LLC,
Its Managing Member

By:	/s/ Ansbert Gadicke
Name:	Ansbert Gadicke
Title:	Member

MPM SUNSTATES GP LLC

By:	MPM SunStates GP Managing Member LLC,
Its Managing Member

By:	/s/ Ansbert Gadicke
Name:	Ansbert Gadicke
Title:	Member

MPM SUNSTATES GP MANAGING MEMBER LLC

By:	/s/ Ansbert Gadicke
Name:	Ansbert Gadicke
Title:	Member

MPM ASSET MANAGEMENT INVESTORS SUNSTATES FUND LLC

By:	/s/ Howard Rubin
Name:	Howard Rubin
Title:	Director

UBS ONCOLOGY IMPACT FUND, L.P.

By:	Oncology Impact Fund (Cayman) Management L.P.,
its General Partner

By:	MPM Oncology Impact Management LP,
Its General Partner

By:	MPM Oncology Impact Management GP LLC
Its General Partner

By:	/s/ Ansbert Gadicke
Name:	Ansbert Gadicke
Title:	Managing Director

ONCOLOGY IMPACT FUND (CAYMAN) MANAGEMENT L.P.

By:	MPM Oncology Impact Management LP,
Its General Partner
By:	MPM Oncology Impact Management GP LLC
Its General Partner

By:	/s/ Ansbert Gadicke
Name:	Ansbert Gadicke
Title:	Managing Director

MPM ONCOLOGY IMPACT FUND MANAGEMENT LP

By:	MPM Oncology Impact Management GP LLC
Its General Partner

By:	/s/ Ansbert Gadicke
Name:	Ansbert Gadicke
Title:	Managing Director

MPM ONCOLOGY IMPACT FUND MANAGEMENT GP LLC

By:	/s/ Ansbert Gadicke
Name:	Ansbert Gadicke
Title:	Managing Director

By:	/s/ Todd Foley
Name:	Todd Foley

By:	/s/ Luke Evnin
Name:	Luke Evnin

By:	/s/ Ansbert Gadicke
Name:	Ansbert Gadicke